Supplement dated November 17, 2025

to the Prospectuses and Updating Summary Prospectuses each dated April 28, 2025, as supplemented for:

MassMutual Artistry
Issued by Massachusetts Mutual Life Insurance Company in New York
and C.M. Life Insurance Company in all other states

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectuses:

Fund Additions

Beginning November 17, 2025, the following funds are added to Appendix A as investment options under your Contract/Certificate:

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Small/Mid-Cap Growth	MML Invesco Discovery Mid Cap Fund (Class II)** Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.83%	—	—	—
Large Cap Growth	MML Invesco Discovery Large Cap Fund (Class II)** Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.74%	—	—	—
Large Cap Blend	MML Fundamental Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.80%*	23.71%	13.21%	13.43%

*This Fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this Fund’s annual expenses reflect temporary expense reductions. See the Fund prospectus for additional information.

**The expenses are based on estimated amounts for the current fiscal year of the Fund. The Fund has not been in operation for a full calendar year, and therefore has no performance history. Performance history will be available for the Fund after it has been in operation for one calendar year.

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Fund Name Changes and Sub-Adviser Changes

•	Effective November 14, 2025, the following funds were renamed and the following fund sub-adviser changes occurred:
Current Fund Name	New Fund Name
MML International Equity Fund Adviser: MML Investment Advisers, LLC Sub-Advisers: Massachusetts Financial Services Company and Harris Associates L.P.	MML VIP MFS International Equity Fund Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company
MML Total Return Bond Fund Adviser: MML Investment Advisers, LLC Sub-Adviser: Metropolitan West Asset Management, LLC	MML VIP Fidelity Institutional AM® Core Plus Bond Fund Adviser: MML Investment Advisers, LLC Sub-Adviser: FIAM LLC
•	Effective November 14, 2025, the following funds were renamed:
Current Fund Name	New Fund Name
MML Large Cap Growth Fund	MML VIP Loomis Sayles Large Cap Growth Fund
MML Mid Cap Value Fund	MML VIP American Century Mid Cap Value Fund
MML Small Cap Equity Fund	MML VIP Invesco Small Cap Equity Fund
MML Small Company Value Fund	MML VIP American Century Small Company Value Fund

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Service Center at (800) 272-2216, 8 a.m.–8 p.m. Eastern Time.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

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